UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane

Austin, Texas 78752

(Registrant’s telephone number, including area code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	1

Signature	2

SECTION 8 – Other Events

Item 8.01	Other Events

As previously disclosed in the Current Report on Form 8-K filed by Citizens, Inc. (the “Company”) on March 31, 2017 and the Form 12b-25 filed by the Company on March 17, 2017, the Company’s management, in consultation with the Audit Committee, determined that it would be unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) with the Securities and Exchange Commission (“SEC”). Due to the delay in filing its 2016 Form 10-K, the Company suspended the purchase of shares of the Company’s Class A common stock under the Citizens, Inc. Stock Investment Plan (the “Plan”) under its Registration Statement on Form S-3, as amended by certain post-effective amendments on Form S-1 (Registration No. 333-185618) (the “Registration Statement”). After the 2016 Form 10-K is filed, the Company expects to file with the SEC another post-effective amendment on Form S-1 to the Registration Statement (the “Amended Registration Statement”). After the Amended Registration Statement is declared effective by the SEC, the Company expects to instruct the Plan administrator to resume purchases under the Plan on behalf of Plan participants.

Cautionary Statement Regarding Forward–Looking Statements

This report contains forward-looking statements under the federal securities laws. These forward-looking statements reflect the Company’s current beliefs, assumptions and expectations regarding future events, which are based on information currently available to us. Forward-looking statements can generally be identified by the use of words such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or variations or similar terminology. Such forward-looking statements in this report include the expected filing of the 2016 Form 10-K, the expected filing and effectiveness of the Company’s Amended Registration Statement and expected instruction to the plan administrator to resume the Company’s Stock Investment Plan. The forward-looking statements may involve risks, uncertainties and other factors that could cause actual results to differ materially from those indicated in these statements. Please refer to the Company’s filings with the SEC, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings on Form 10-Q, for a discussion of important risk factors. Forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Geoffrey Kolander
Geoffrey Kolander, CEO

Date: April 5, 2017

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